EXHIBIT 32.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sotherly Hotels LP (the “Operating Partnership”) on Form 10-Q for the period ending September 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anthony E. Domalski, Chief Financial Officer of Sotherly Hotels Inc., sole general partner of the Operating Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Operating Partnership.

Date: November 13, 2015

	By:	/s/ Anthony E. Domalski
	Name:	Anthony E. Domalski
	Title:	Chief Financial Officer
Sotherly Hotels, Inc., sole general partner of Sotherly Hotels LP